Exhibit 10.106

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (this “First Amendment”) dated August 12, 2015, is by and among CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company, and CSCC NURSING, LLC, a Georgia limited liability company (collectively “Maker”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation and ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company (collectively, the “Guarantors”) and CONTEMPORARY HEALTHCARE SENIOR LIEN FUND I, L.P., a Delaware limited partnership (the “Holder”).
Whereas, Maker executed the Promissory Note dated August 17, 2012 (the “Original Note”) for a loan (the “Loan”) in the original principal amount of Five Million and No/100 Dollars ($5,000,000) in favor of Holder, as such Original Note is attached hereto as Exhibit A.
Whereas, the Original Note evidences the Maker's obligations to Holder under the Loan Agreement dated August 17, 2012 (as amended, the “Loan Agreement”) and certain related documents (as amended, the “Loan Documents”), between such parties.
Whereas the Original Note matures August 20, 2015 (the “Original Maturity Date”).
Whereas, the Maker has requested an extension of the Original Maturity Date to November 20, 2015 (as extended, the “Maturity Date”).
Whereas, Maker and Guarantors are in default (the “Existing Defaults” and “Ongoing Defaults”) for those matters listed in the Forbearance Agreement dated August __, 2015 (the “Forbearance Agreement”).
Whereas, as a condition to approving such extension, Holder requires (i) certain changes to the Original Note and (ii) satisfaction of additional conditions (“Additional Conditions”) as set forth in Paragraph B herein.
The Maker and Guarantors executing this First Amendment agree that Holder’s agreeing to this First Amendment and the Forbearance Agreement constitute good and adequate consideration for their acceptance of the Additional Conditions.
Now, therefore, the parties hereto agree as follows:
A.Amendments to Note.

1.	Any term used and not defined herein shall have the meaning given such term in the Loan Agreement.

2.	Paragraphs (B) and (C) of the Original Note are replaced in their entirety to read as follows:

B.    On September 20, 2012, and on the twentieth day of each successive calendar month thereafter until November 20, 2015, Maker shall pay to Holder an installment of interest at the Note Rate on the principal amount of this Note outstanding, or such greater amount as may be required pursuant to the terms of this Note (such payments under paragraphs A and B being hereinafter referred to as the “Installment Payments”) or such greater amount pursuant to the terms of this Note. The Installment Payments are set forth on an amortization schedule attached to the Loan Agreement (as defined below) as Schedule 2.4(a). Borrower acknowledges receipt and review of both Schedule 2.4(a) of the Loan Agreement and the electronic version of Schedule 2.4(a), which electronic version, among other things, sets forth the formulas and other calculations employed to create such amortization table.
C.    On November 20, 2015 (the “Maturity Date”), if not sooner prepaid, Maker shall pay to Holder, without demand, the outstanding principal balance of this Note, together with all accrued and unpaid interest.

3.	The outstanding principal balance of the Note, net of cure amounts on deposit with Holder, as of the date hereof is $3,041,149.20.

4.	The definition of Maturity Date in the Loan Agreement shall be deleted in its entirety and replaced with the definition set forth above in this First Amendment.

5.	Any reference to “Note” or “Maturity Date” in any Loan Document shall mean the Original Note as modified by this First Amendment.

6.	A revised amortization schedule for the Note is attached hereto as Exhibit B, which schedule may be modified as provided for herein and in the Loan Agreement.

7.	Except as specifically set forth herein, all other terms of the Original Note shall remain the same.

8.	This First Amendment, including all exhibits, shall be attached to the Original Note and made a part thereof.

9.
The parties hereto further agree that any reference to the Maturity Date and Note in any Loan Document, including the Mortgage, as defined in the Loan Agreement, shall mean such terms as modified by this First Amendment.

B.Additional Conditions.

1.	A Forbearance Agreement, acceptable to the Holder in its sole discretion, shall have been executed by Maker, Guarantors and Holder.
C.Miscellaneous.

1.	This First Amendment shall become effective as of the date first above written (the “Effective Date”) after all of the conditions set forth in Section B shall have been satisfied.

2.	This First Amendment shall have been executed and delivered by the Maker and Guarantors.

3.	By their signatures on this First Amendment, each Guarantor reaffirms his/her/its guaranty of the obligations of the Loan Documents and Guaranties.

4.
By its signature to this First Amendment, Maker and each Guarantor certifies to Holder that other than the Ongoing Defaults and Existing Defaults, the representations and warranties set forth in the Loan Documents, as amended, are true and correct in all material respects.

5.	By its signature to this First Agreement, Maker and each Guarantor certifies to Holder that other than the Existing Defaults, no Defaults or Events of Default shall have occurred and be continuing.

IN WITNESS WHEREOF, Maker and Holder has caused this First Amendment to be properly executed and delivered as of the day and year first above written.

MAKER:

CSCC PROPERTY HOLDINGS, LLC
a Georgia limited liability company

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

CSCC NURSING, LLC
a Georgia limited liability company

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

GUARANTORS:

ADCARE HEALTH SYSTEMS, INC
an Ohio corporation

By:	/s/ William McBride
Name:	William McBride
Title:	Chairman and CEO

ADCARE OKLAHOMA MANAGEMENT, LLC
a Georgia limited liability company

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

SIGNATURE PAGE TO PROMISSORY NOTE – FIRST AMENDMENT - ADCARE 15 - SENIOR
Exhibit A
Original Note
(attach)
Exhibit B
Revised Amortization Schedule

SENIOR MORTGAGE AMORTIZATION TABLE

CSCC Property Holdings, LLC & CSCC Nursing, LLC d/b/a/ Companions Specialize

Period	Date	Principal Draws	Outstanding Balance	Interest Payments	Principal Payments	Total Debt Service	Balloon Payment	TOTAL
								8.50%
0	08/17/12	($5,000,000.00)	($5,000,000.00)	$17,708.33	$0.00	$17,708.33	$0.00	($4,982,29
1	09/20/12	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
2	10/20/12	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
3	11/20/12	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
4	12/20/12	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
5	01/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
6	02/20/13	$0.00	($5,000,000.00)	$33,055.56	$0.00	$33,055.56	$0.00	$33,055.
7	03/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
8	04/20/13	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
9	05/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
10	06/20/13	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
11	07/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
12	08/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
13	09/20/13	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
14	10/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
15	11/20/13	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
16	12/20/13	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
17	01/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
18	02/20/14	$0.00	($5,000,000.00)	$33,055.56	$0.00	$33,055.56	$0.00	$33,055.
19	03/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
20	04/20/14	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
21	05/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
22	06/20/14	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
23	07/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
24	08/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
25	09/20/14	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
26	10/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
27	11/20/14	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
28	12/20/14	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
29	01/20/15	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
30	02/20/15	$0.00	($5,000,000.00)	$33,055.56	$0.00	$33,055.56	$0.00	$33,055.
31	03/20/15	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
32	04/20/15	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
33	05/20/15	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
34	06/20/15	$0.00	($5,000,000.00)	$35,416.67	$0.00	$35,416.67	$0.00	$35,416.
35	07/20/15	$0.00	($5,000,000.00)	$36,597.22	$0.00	$36,597.22	$0.00	$36,597.
36	08/20/15	$0.00	($3,041,149.20)	$27,809.60	$0.00	$27,809.60	$1,958,850.8	$1,986,660
37	09/20/15	$0.00	($3,041,149.20)	$21,541.47	$0.00	$21,541.47	$0.00	$21,541.
38	10/20/15	$0.00	($3,041,149.20)	$22,259.52	$0.00	$22,259.52	$0.00	$22,259.
33	11/20/15	$0.00	($3,041,149.20)	$14,360.98	$0.00	$14,360.98	$3,041,149.2	$3,055,510